UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2015

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Geron Corporation (the “Company” or “Geron”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On March 3, 2015, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities

In light of the projected reduced operational demands on the Company as a result of the recently announced exclusive collaboration and license agreement (the “Collaboration Agreement”) with Janssen Biotech, Inc. (“Janssen”), on March 3, 2015, the Company announced an organizational resizing to reduce its workforce from 39 to 21 positions, representing a reduction of approximately 46% of the Company’s workforce. The Company expects the majority of the reduction in its workforce to be completed by the end of the third quarter of 2015.

In connection with the foregoing change to the Company’s business, the Company anticipates it will incur aggregate restructuring charges of approximately $1.9 million, of which approximately $1.5 million will be paid in cash during 2015. The aggregate projected restructuring charges represent one-time termination benefits, comprised principally of severance, benefit continuation costs, outplacement services and non-cash stock-based compensation expense, associated with the elimination of 18 positions. The majority of these charges are expected to be recognized in the first half of 2015. The Company may incur other charges and will record these expenses in the appropriate period as they are determined.

The aggregate expected restructuring charges to be incurred or cash expenditures to be paid by the Company in connection with the reduction in workforce and the timing thereof are subject to a number of assumptions, and actual results may differ materially from those originally anticipated. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or associated with, the foregoing change to the Company’s business.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director

On March 3, 2015, Thomas Hofstaetter, Ph.D., a Class I member of the Company’s Board of Directors (the “Board”), notified the Company of his decision to retire from the Board effective as of May 18, 2015, the date of the Company’s next annual meeting of stockholders. Until his retirement from the Board, Dr. Hofstaetter will continue to serve on the Compensation Committee of the Board.

Compensatory Arrangements of Certain Officers

On February 25, 2015, the Compensation Committee of the Board approved: (a) annual base salaries for 2015 and (b) cash performance bonuses for 2014 for the following principal financial officer and named executive officers of the Company:

Name and Current Position	Salary Increase (%)	Salary Increase ($)	2015 Base Salary	2014 Cash Bonus
Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer and Treasurer	3%	$10,950	$375,950	$190,530
Melissa A. Kelly Behrs, Executive Vice President, Business Development and Portfolio & Alliance Management	3%	$10,560	$362,560	$188,496
Andrew J. Grethlein, Ph.D., Executive Vice President, Development and Technical Operations	3%	$11,370	$390,370	$197,838
Stephen N. Rosenfield, J.D., Executive Vice President, General Counsel and Corporate Secretary	3%	$9,360	$321,360 (1)	$162,864
____________________

(1)	Reflects Mr. Rosenfield’s continued employment by the Company at 80% time.

On March 3, 2015, the Board approved the annual base salary for 2015 and cash performance bonus for 2014 for the following principal executive officer:

Name and Current Position	Salary Increase (%)	Salary Increase ($)	2015 Base Salary	2014 Cash Bonus
John A. Scarlett, M.D., President, Chief Executive Officer and Director	3%	$17,595	$604,095	$422,280

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 3, 2015.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report related to the timing of implementation and completion of actions related to the Company’s reduction in workforce and expected charges and cash expenditures related to this restructuring and the timing thereof, constitute forward-looking statements. Words such as “expects,” “will,” “may,” “anticipates,” “intends,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: risks related to the Company’s ability to resize its workforce to the extent currently anticipated; the impact of the workforce reduction on the Company’s business; unanticipated expenses and charges not currently contemplated or litigation that may occur as a result of the reduction in workforce; the uncertain, time-consuming and expensive product development and regulatory process, including whether Geron and Janssen will succeed in overcoming all of the clinical safety and efficacy, technical, scientific, manufacturing and regulatory challenges in the development and commercialization of imetelstat; the fact that Geron may not receive any milestone, royalty or other payments from Janssen because Janssen may terminate the Collaboration Agreement for any reason; the ability of Geron and Janssen to protect and maintain intellectual property rights for imetelstat; Geron’s dependence on Janssen for the development, regulatory approval, manufacture and commercialization of imetelstat, including the risks that if Janssen were to breach or terminate the Collaboration Agreement or otherwise fail to successfully develop and commercialize imetelstat and in a timely manner, or at all, Geron would not obtain the anticipated financial and other benefits of the Collaboration Agreement and the clinical development or commercialization of imetelstat could be delayed or terminated; whether imetelstat is safe and efficacious, and whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; whether imetelstat can be applied to any or to multiple hematologic malignancies; the need for future capital; and general business and economic conditions. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including Exhibit 99.1 of Geron’s Current Report on Form 8-K filed on November 13, 2014. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: March 3, 2015	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated March 3, 2015.